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                                                                   EXHIBIT 10.44


                    FOURTH AMENDMENT AND WAIVER TO REVOLVING
                          CREDIT AND GUARANTY AGREEMENT


                  FOURTH AMENDMENT AND WAIVER TO REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of January 6, 2003 (this "Amendment and Waiver"), among Hayes Lemmerz International, Inc. (the "Borrower") and a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (collectively, the "Guarantors"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (collectively, the "Lenders") and Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of December 17, 2001 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Bankruptcy Court entered the Final Order on January 28, 2002 approving, among other things, the loans made by the Lenders described in the Credit Agreement (the "Final Order");

                  WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent have, on terms and conditions set forth herein, agreed to amend and waive certain provisions of the Credit Agreement; and

                  WHEREAS, from and after the Effective Date (as hereinafter defined) of this Amendment and Waiver, the Credit Agreement shall be amended and the waiver set forth herein shall become effective, subject to and upon the terms and conditions set forth herein.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, or the context otherwise requires, capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to such terms in the Credit Agreement.

                  SECTION 2. Waiver. The Company has requested that the provisions of Section 6.10 and Section 6.11 of the Credit Agreement be waived solely to permit the acquisition by Hayes Lemmerz Werke GmbH of an existing German shelf corporation to become a non-debtor Foreign Subsidiary ("New GmbH") and to permit the transfer of assets from Hayes Lemmerz Werke GmbH to New GmbH in order to effect a reorganization in response to a change in the applicable German tax laws.

                  On the terms and subject to the conditions set forth herein, the Required Lenders hereby grant a limited waiver with respect to Section 6.10 and Section 6.11 of the Credit Agreement solely to the




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extent such provisions would prohibit or restrict the ability of the Company to effect the acquisition of and investment in New GmbH by Hayes Lemmerz Werke GmbH, to transfer to New GmbH substantially all of the assets of Hayes Lemmerz Werke GmbH and to execute and deliver all documents and instruments necessary to effect the foregoing.

                  SECTION 3. Amendments to the Credit Agreement. Section 7.01(p) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

                  "(p) the Bankruptcy Court shall have failed to approve a disclosure statement filed by the Debtors on or before February 7, 2003, or such later date as determined by the Administrative Agent, in its sole discretion, without the affirmative vote or consent of the Lenders; provided that in no case shall such later date as determined by the Administrative Agent occur after March 11, 2003.

                  SECTION 4. Amendment Fee. The Borrower hereby agrees to pay to the Administrative Agent, for the ratable benefit of the Lenders which shall have executed and delivered counterparts of this Amendment and Waiver by or before 1:00 p.m. (New York City time) on December 24, 2002 (each such Lender, a "Consenting Lender"), by wire transfer of immediately available funds, a non-refundable fee (the "Amendment Fee") in an amount equal to 0.125% of the portion of the Total Commitment attributable to the Consenting Lenders. The Borrower shall pay to the Administrative Agent on the Effective Date the sum of $250,000. The Administrative Agent shall distribute to each Consenting Lender a portion of the Amendment Fee in an amount equal to 0.125% of the Commitment of such Consenting Lender. The Administrative Agent shall return to the Borrower the excess, if any, of the $250,000 paid by the Borrower on the Effective Date less the amounts distributed to the Consenting Lenders pursuant to the preceding sentence, together with a list of all Consenting Lenders and the amount of the Amendment Fee distributed to each.

                  SECTION 5. Representations and Warranties. The Borrower and each of the Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and Lenders that:

                  (a) it has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and Waiver and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and Waiver and the transactions contemplated hereby;

                  (b) no consent of any person (including, without limitation, shareholders or creditors of the Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment and Waiver and the other instruments and documents contemplated hereby which has not been obtained;

                  (c) each of this Amendment and Waiver and any other instruments and documents contemplated hereby has been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;


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                  (d) the execution, delivery and performance of this Amendment and Waiver, and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

                  (e) after giving effect to this Amendment and Waiver, there does not exist any Default or Event of Default; and

                  (f) after giving effect to this Amendment and Waiver, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if such representations and warranties had been made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  SECTION 6. Conditions to Effectiveness. This Amendment and Waiver shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied in full or waived by the Administrative Agent in writing:

                  (a) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent and its counsel, counterparts of this Amendment and Waiver executed by the Borrower, the Guarantors, and the Required Lenders and such other approvals or documents as the Administrative Agent may reasonably request;

                  (b) the Administrative Agent shall have received by wire transfer of immediately available funds, for the ratable benefit of the Consenting Lenders, the Amendment Fee;

                  (c) all representations and warranties contained in this Amendment and Waiver or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct in all material respects;

                  (d) no Default or Event of Default, shall have occurred and be continuing;

                  (e) counsel for the Administrative Agent shall have received, by wire transfer of immediately available funds, the outstanding attorney fees and disbursements invoiced to the Borrower and required to be paid under Section 13 of this Amendment and Waiver and are properly payable under Sections 14(D) and 21 of the Final Order; and

                  (f) the Administrative Agent shall have received such other instruments, documents, opinions and assurances as the Administrative Agent or its counsel may reasonably request.

                  SECTION 7. Ratification: Waiver of Defenses; and Release.

                  (a) The Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents, the Final Order and otherwise.


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                  (b) This Amendment and Waiver shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or the Lenders or (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except to the extent hereby waived or modified, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                  SECTION 8. References. All references to the "Credit Agreement", "thereunder", "thereof" or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Amendment and Waiver shall constitute a Loan Document.

                  SECTION 9. Counterparts. This Amendment and Waiver may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

                  SECTION 10. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 11. Successors and Assigns. The provisions of this Amendment and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 12. Acknowledgement by Guarantors. Each of the Guarantors hereby acknowledge that it has read this Amendment and Waiver and consents to the terms hereof and further confirms and agrees that the Security and Pledge Agreement to which such Guarantor is a party and all of the Collateral, as the case may be, described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined in the Security and Pledge Agreement).

                  SECTION 13. Costs and Expenses. The Borrower agrees that its obligations set forth in Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment and Waiver (whether or not this Amendment and Waiver becomes effective), including, but not limited to, the reasonable fees and disbursements of Clifford Chance US LLP, counsel for the Administrative Agent.

                  SECTION 14. Severability. If any provisions of this Amendment and Waiver shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment and Waiver in any jurisdiction.


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                  SECTION 15. Survival. All representations, warranties,
covenants, agreements, undertakings, waivers and releases of the Borrower and the Guarantors contained herein shall survive the Termination Date and the indefeasible payment in full in cash of the Obligations.

                  SECTION 16. Integration. This Amendment and Waiver represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter of this Amendment and Waiver, which are not fully expressed herein.

                  SECTION 17. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Amendment and Waiver, execute and deliver all such further instruments and take all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment and Waiver.

                  SECTION 18. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment and Waiver.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be duly executed as of the day and the year first written.


                                    BORROWER:

                                    HAYES LEMMERZ INTERNATIONAL, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    GUARANTORS:

                                    HAYES LEMMERZ INTERNATIONAL - CALIFORNIA,
                                    INC.

                                    HLI (EUROPE), LTD.

                                    HAYES LEMMERZ INTERNATIONAL - MEXICO, INC.

                                    HAYES LEMMERZ INTERNATIONAL - OHIO, INC.

                                    HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.

                                    HAYES LEMMERZ INTERNATIONAL - GEORGIA, INC.

                                    HAYES LEMMERZ INTERNATIONAL - CMI, INC.

                                    HAYES LEMMERZ INTERNATIONAL - TEXAS, INC.

                                    HAYES LEMMERZ INTERNATIONAL - HUNTINGTON,
                                    INC.

                                    HAYES LEMMERZ INTERNATIONAL - HOMER, INC.

                                    HAYES LEMMERZ INTERNATIONAL - KENTUCKY, INC.

                                    HAYES LEMMERZ INTERNATIONAL - CADILLAC, INC.

                                    HLI - SUMMERFIELD REALTY CORP.

                                    HAYES LEMMERZ INTERNATIONAL - MONTAGUE, INC.

FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                    HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.

                                    HAYES LEMMERZ INTERNATIONAL - EQUIPMENT &
                                    ENGINEERING, INC.

                                    HAYES LEMMERZ INTERNATIONAL - PCA, INC.

                                    HAYES LEMMERZ INTERNATIONAL - WABASH, INC.

                                    HAYES LEMMERZ INTERNATIONAL - SOUTHFIELD,
                                    INC.

                                    HLI - VENTURES, INC.

                                    HAYES LEMMERZ INTERNATIONAL - LAREDO, INC.

                                    HAYES LEMMERZ INTERNATIONAL -
                                    TRANSPORTATION, INC.

                                    HAYES LEMMERZ INTERNATIONAL - TECHNICAL
                                    CENTER, INC.

                                    HAYES LEMMERZ INTERNATIONAL - PETERSBURG,
                                    INC.

                                    HLI REALTY, INC.

                                    HLI NETHERLANDS HOLDINGS, INC.

                                    HAYES LEMMERZ INTERNATIONAL IMPORT, INC.

                                    CMI - QUAKER ALLOY, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:



FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                   ADMINISTRATIVE AGENT:

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Administrative Agent

                                   By:__________________________________________

                                      Name:
                                      Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      BANK OF AMERICA, N.A., as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      BANK OF NEW YORK, as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      BAYERISCHE HYPO-UND VEREINSBANK AG, as a
                                      Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      CIBC, INC., as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      CITICORP USA, INC., as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      FLEET NATIONAL BANK, as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      FOOTHILL INCOME TRUST, L.P., as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                      GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                      Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      GMAC BUSINESS CREDIT, LLC, as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:



FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      J.P. MORGAN CHASE BANK, as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      MARINER LDC, as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:




FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      PNC BANK, N.A., as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:



FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      SATELLITE SENIOR INCOME FUND, LLC, as a
                                      Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:



FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      SUNAMERICA LIFE INSURANCE COMPANY, as a
                                      Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      TORONTO DOMINION (NEW YORK), INC., as a
                                      Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:



FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT
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                                      TRANSAMERICA BUSINESS CAPITAL CORPORATION,
                                      as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                      WHITEHALL BUSINESS CREDIT CORPORATION, as a Lender

                                      By:
                                         ---------------------------------------
                                              Name:
                                              Title:


FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT

                                      WINGATE CAPITAL LTD., as a Lender

                                      By:
                                         ---------------------------------------
                                               Name:
                                               Title:



FOURTH AMENDMENT AND WAIVER
TO REVOLVING CREDIT AND
GUARANTY AGREEMENT